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Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
7268298
2618704
121505
Issuer
PUBLIC POWER CORP
AGL RESOURCES INC
CONSOLIDATED WATER CO
Underwriters
Alpha Bank A.E. (Greece), Morgan Stanley, DBSI,
UBS AG, National Bank of Greece SA
BofA, Morgan Stanley, Credit Lyonnais, CSFB, JPM,
SunTrust
Janney Montgomery, Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Public Power Corp
AGL Resources Inc
Consolidated Water Co
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/27/2003
2/11/2003
6/30/2003
Total dollar amount of offering sold to QIBs
 $                                                     641,180,920
 $                                                        5,600,000
 $                                                        1,770,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     641,180,920
 $                                                        5,600,000
 $                                                        1,770,000
Public offering price
 $                                                               20.62
 $                                                               22.00
 $                                                               14.75
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.56%
0.77%
0.80%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Global Discovery Fund
Boston
 $                       28,600
 $                     589,732
0.09%
12.00%
9.24%
12/31/2003
SVS I Global Discovery Portfolio
Boston
 $                       11,100
 $                     228,882
0.04%
12.00%
9.26%
12/31/2003
New York Funds







Scudder International Equity Fund
New York
 $                       15,500
 $                     319,610
0.05%
12.00%
9.73%
12/31/2003
Total

 $                       55,200
 $                  1,138,224
0.18%









Security Information








Security Name
Comparison Security
Comparison Security
Cusip
sedol:  6635677
552715104
83088M102
Issuer
NEC ELECTONICS
MEMC ELECTRONIC MATERIALS
SKYWORKS SOLUTIONS INC
Bloomberg Ticker
6723 JP
WFR
SWKS
Underwriters
Morgan Stanley, Daiwa Securities, DBSI, JPMorgan,
Nikko, Citigroup, Goldman Sachs, Merrill Lynch, Nomura
Lehman Brothers, Merrill Lynch, Citigroup, DBSI,
UBS
CSFB, American Stock Transfer
Years of continuous operation, including predecessors
> 3 years
 N/A
 N/A
Security
NEC Electronics
MEMC Electronic Materials
Skyworks Solutions Inc
Is the affiliate a manager or co-manager of offering?
Co Manager- Int'l Tranche
Co-Manager
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
 N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/14/2003
5/15/2003
9/9/2003
Total dollar amount of offering sold to QIBs
 $                                                        1,212,893,356
 $                                                     220,000,000
 $                              105,800,000
Total dollar amount of any concurrent public offering
 $                                                                            -
 $                                                                   -
 $                                             -
Total
 $                                                        1,212,893,356
 $                                                     220,000,000
 $                              105,800,000
Public offering price
 $                                                                     35.67
 $                                                              10.00
 $                                        11.50
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
5.00%
4.75%
3.13%
Rating
 N/A
 N/A
 N/A
Current yield
 N/A
 N/A
 N/A








Fund Specific Information








Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security
Performance
Fund Performance
Sell
Date*
Boston Funds







Scudder Global Discovery Fund
Boston
 $                            595,745
 $                    595,745
0.0004%
81.67%
6.30%
9/30/2003
SVS I Global Discovery Portfolio
Boston
 $                            217,607
 $                    217,607
0.0002%
81.67%
6.31%
9/30/2003
New York Funds







Scudder International Equity Fund
New York
 $                            271,092
 $                    271,092
0.0002%
81.67%
6.27%
9/30/2003
Total

 $                          1,084,444
 $                 1,084,444
0.0008%





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